Exhibit 10.25
*** Text Omitted and Filed Separately
Pursuant to a Confidential Treatment Request
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2
FOURTH AMENDMENT of the COLLABORATION AGREEMENT
This Fourth Amendment of the Collaboration Agreement is made this 28th day of September 2005 (the “Fourth Amendment”) by and between IDM Pharma, Inc. (formerly Epimmune Inc. (hereinafter referred to as “Epimmune”)), having an office and a place of business at 5820 Nancy Ridge Drive, San Diego, California 92121 U.S.A (hereinafter referred to as “IDMI”), and Innogenetics N.V., having an office and a place of business at Technologiepark 6, B-9052 Ghent, Belgium (hereinafter referred to as “INNX”) to amend the Collaboration Agreement dated July 9, 2001 between IDMI and INNX (the “Agreement”), as amended by a First Amendment of the Collaboration Agreement, dated October 16, 2002 (the “First Amendment”), a Second Amendment of the Collaboration Agreement, dated October 7, 2003 (the “Second Amendment”) and a Third Amendment of the Collaboration Agreement, dated March 16, 2004 (the “Third Amendment”).
WHEREAS :
•	Epimmune and Genencor International, Inc. (“GCOR”) executed the Agreement and proceeded to work thereunder;

•	Epimmune and GCOR executed the First Amendment and the Second Amendment;

•	GCOR assigned this Agreement, amended as aforesaid, to INNX by virtue of an Assignment and, in that capacity, INNX replaced GCOR as a signatory to the Agreement and continued to work with Epimmune thereunder;

•	Epimmune and INNX executed the Third Amendment;

•	Epimmune Inc. combined with IDM S.A. and changed its name to IDM Pharma, Inc.;

•	IDMI and INNX (hereinafter sometimes individually referred to as the “Party” and collectively as the “Parties”) have successfully collaborated under the Agreement and its various Amendments, as aforesaid; and

•	The Parties are desirous of extending the Agreement in scope and duration as specified herein under the following terms and conditions.
NOW THEREFORE, the Parties hereto agree to amend the Agreement, as follows:
1.	The Parties acknowledge that, as of the Effective Date of this Fourth Amendment, references to EPMN in the Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, shall be amended so as to replace “EPMN” with “IDMI.”

2.	Section 4.1 shall be amended to read, as follows:

“4.1	(a) Funding. Subject to the terms and conditions set forth herein, during the Collaboration Term Innogenetics shall fund annually up to [...***...] IDMI FTEs at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by IDMI in support of the Program.
(b)	Funding — Extended Term. Subject to the terms and conditions set forth herein, during the Extended Term Innogenetics shall fund annually between [...***...] and [...***...] IDMI FTEs at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by IDMI in support of the Program.

(c)	Funding — Second Extended Term. Subject to the terms and conditions set forth herein, during the Second Extended Term Innogenetics shall fund annually between [...***...] and [...***...] IDMI FTEs at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by IDMI in support of the Program.”
* CONFIDENTIAL TREATMENT REQUESTED

(d)	Funding — Third Extended Term. Subject to the terms and conditions set forth herein, during the Third Extended Term Innogenetics shall fund annually [...***...] IDMI FTEs at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by IDMI in support of the Program.”
3.	Section 8.1 shall be amended to read, as follows:

“8.1	(a) Term. This Agreement, unless terminated sooner as provided elsewhere herein, shall expire on September 1, 2004 (the “Term”), which term can be extended by mutual agreement of the Parties.
(b)	Extended Term. Between September 1, 2003 and September 1, 2004 (the “Extended Term”), Innogenetics may terminate this Agreement at any time, by providing three months prior written notice.

(c)	Second Extended Term. Between September 2, 2004 and September 30, 2005 (the “Second Extended Term”), Innogenetics may terminate this Agreement at any time, by providing three months prior written notice.

(d)	Third Extended Term. Between October 1, 2005 and up to and including March 30, 2006 (the “Third Extended Term”), Innogenetics may terminate this Agreement at any time, by providing three months prior written notice.
The Parties hereto further agree, as follows:
•	Other Terms Remain in Effect. All terms and conditions of the Collaboration Agreement, as amended in the First Amendment, the Second Amendment and the Third Amendment, which are not modified by this Fourth Amendment, shall remain in full force and effect. From and after the Effective Date of this Fourth Amendment, for purposes of the Collaboration Agreement, the term “Agreement” shall be deemed to mean the Collaboration Agreement as amended by the First Amendment and the Second Amendment and the Third Amendment and this Fourth Amendment.

•	Miscellaneous. This Fourth Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of INNX and IDMI.

3.	Effective Date. This Fourth Amendment shall be effective upon that date on which the last of the signatures set forth below has been affixed hereto.
* CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two (2) original copies by themselves or their duly authorized representatives, as follows:

For Innogenetics N.V.:	For IDM Pharma, Inc.:

/s/ Frank Morich	/s/ Robert De Vaere

Frank Morich CEO Date: 9/28/05	Robert De Vaere CFO Date: 9/28/05

/s/ Guy Buyens Guy Buyens Chief Therapeutics Officer Date: 9/28/05

3